EXHIBIT 99.4


                                                         CONFORMED COPY

                               VOTING AGREEMENT

               AGREEMENT, dated as of February 6, 1999 between The Chubb Corporation a New Jersey corporation ("Buyer"), and each other person set forth on the signature pages hereof (each a "Stockholder" and collectively the "Stockholders"). Capitalized terms used but not separately defined herein shall have the meanings assigned to such terms in the Merger Agreement (as defined below).

               WHEREAS, in order to induce Buyer and Excalibur Acquisition, Inc., a Delaware Corporation ("Merger Subsidiary") to enter into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended from time to time, the "Merger Agreement"), with Executive Risk Inc., a Delaware corporation (the "Company"), Buyer has requested the Stockholders, and each Stockholder has agreed, to enter into this Agreement with respect to shares of common stock, par value $.01 per share, of the Company (the "Common Stock") that each Stockholder beneficially owns and shares of Common Stock that each Stockholder may hereafter acquire (collectively, the "Shares").

               NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE 1
                       Grant of Proxy; Voting Agreement

               Section 1.1. Voting Agreement. (a) Each Stockholder hereby irrevocably and unconditionally agrees to vote all Shares that each Stockholder is entitled to vote, at the time of any vote to approve and adopt the Merger Agreement, the Merger and all agreements related to the Merger and any actions related thereto at any meeting of the stockholders of the Company, and at any adjournment thereof, at which such Merger Agreement and other related agreements (or any amended version thereof), or such other actions, are submitted for the consideration and vote of the stockholders of the Company, in favor of the approval and adoption of the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement.

               (b) Each Stockholder hereby agrees that it will not vote any Shares in favor of the approval of any (i) Acquisition Proposal, (ii) reorganization, recapitalization, liquidation or winding up of the Company or any other extraordinary transaction involving the Company, (iii) corporate action the consummation of which would frustrate the purposes, or prevent or delay the consummation, of the transactions contemplated by the Merger Agreement or (iv) other matter relating to, or in connection with, any of the foregoing matters.

               Section 1.2. Irrevocable Proxy. Each Stockholder hereby revokes any and all previous proxies granted with respect to the Shares. By entering into this Agreement, each Stockholder hereby grants a proxy appointing Buyer as the Stockholder's attorney-in-fact and proxy, with full power of substitution, for and in the Stockholder's name, to vote, express, consent or dissent, or otherwise to utilize such voting power in the manner contemplated by Section 1.1 above as Buyer or its proxy or substitute shall, in Buyer's sole discretion, deem proper with respect to the Shares. The proxy granted by each Stockholder pursuant to this Article 1 is irrevocable and is granted in consideration of Buyer entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. The proxy granted by each Stockholder shall be revoked upon termination of this Agreement in accordance with its terms.


                                   ARTICLE 2
                Representations and Warranties of Stockholders

               Each Stockholder represents and warrants to Buyer that:

               Section 2.1. Authorization. The execution, delivery and performance by Stockholder of this Agreement and the consummation by Stockholder of the transactions contemplated hereby are within the powers of Stockholder. This Agreement constitutes a valid and binding Agreement of Stockholder. If the Stockholder is married and the Shares set forth on the signature page hereto opposite such Stockholder's name constitute community property under applicable laws, this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, such Stockholder's spouse.

               Section 2.2. Non-Contravention. The execution, delivery and performance by Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not, (i) violate any applicable law, rule, regulation, judgment, injunction, order or decree, (ii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which Stockholder is entitled under any provision of any agreement or other instrument binding on Stockholder or (iii) result in the imposition of any Lien on any asset of Stockholder, other than, in respect of each of clauses (i), (ii) and (iii), any such items as would not, individually or in the aggregate, prevent or materially impair the ability of Stockholder to consummate the transactions contemplated by this Agreement.

               Section 2.3. Ownership of Shares. Stockholder is the beneficial owner of the Shares, free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of the Shares). None of the Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares.

               Section 2.4. Total Shares. Except for the Shares, Stockholder does not beneficially own any (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options or other rights to acquire from the Company any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company.

               Section 2.5. Finder's Fees. No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Buyer or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of Stockholder.


                                   ARTICLE 3
                    Representations and Warranties of Buyer

               Buyer represents and warrants to each Stockholder:

               Section 3.1. Corporate Authorization. The execution, delivery and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby are within the corporate powers of Buyer and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding Agreement of Buyer.


                                   ARTICLE 4
                           Covenants of Stockholders

               Each Stockholder hereby covenants and agrees that:

               Section 4.1. No Proxies for or Encumbrances on Shares. Except pursuant to the terms of this Agreement, Stockholder shall not, without the prior written consent of Buyer, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares or (ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any shares of Common Stock during the term of this Agreement; provided, however, that Stockholder may sell such number of Shares as may be necessary to satisfy tax liabilities of such Stockholder. Stockholder shall not seek or solicit any such acquisition or sale, assignment, transfer, encumbrance or other disposition or any such contract, option or other arrangement or understanding and agrees to notify Buyer promptly, and to provide all details requested by Buyer, if Stockholder shall be approached or solicited, directly or indirectly, by any Person with respect to any of the foregoing.

               Section 4.2. No Solicitation. (a) From the date hereof until the termination hereof, Stockholder, in its capacity as a Stockholder, will not, and will authorize or knowingly permit any investment bankers, attorneys, accountants, consultants and other agents or advisors ("Representatives") of Stockholder not to, directly or indirectly, (i) take any action to solicit, initiate or facilitate or encourage the submission of any Acquisition
Proposal, (ii) engage in any negotiations regarding, or furnish to any person any nonpublic information with respect to, or take any other action knowingly to facilitate any inquiries or the making of any proposal that constitutes, or may be reasonably expected to lead to, any Acquisition Proposal or (iii) grant any waiver or release under any standstill or similar agreement to which Stockholder is a party with respect to any class of equity securities of the Company; provided, that notwithstanding any other provision of this Agreement, Stockholder may take any action in its capacity as a director of the Company that the Board of Directors would be permitted to take in accordance with the terms and conditions of the Merger Agreement.

               (b) Stockholder will notify Buyer promptly (but in no event later than 24 hours) upon obtaining any knowledge of any Acquisition Proposal or of any request for nonpublic information relating to the Company or any of its Subsidiaries or for access to the properties, books or records of the Company or any of its Subsidiaries or any request for a waiver or release under any standstill or similar agreement by any Person who indicates that it is considering making, or has made, an Acquisition Proposal. The notice shall state the identity of the offer or and the material terms and conditions of such proposal, inquiry, contact or request. Stockholder shall keep Buyer reasonably apprised of any material development with respect to such proposal. Stockholder shall, and shall cause its Representatives to, cease immediately and cause to be terminated all existing discussions or negotiations, if any, with any Persons conducted heretofore with respect to, or that could reasonably expected to lead to, any Acquisition Proposal.


                                   ARTICLE 5
                                 Miscellaneous

               Section 5.1. Further Assurances. Buyer and each Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Agreement.

               Section 5.2. Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall terminate upon the termination of the Merger Agreement in accordance with its terms.

               Section 5.3. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

                Section 5.4. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto, except that Buyer may transfer or assign its rights and obligations to any Affiliate of Buyer.

               Section 5.5. Governing Law. This Agreement shall construed in accordance with and governed by the laws of the State of Delaware.

               Section 5.6. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

               Section 5.7. Severability. If any term, provision or covenant of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

               Section 5.8. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement is not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedy to which they are entitled at law or in equity.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                              THE CHUBB CORPORATION



                              By: /s/ Dean R. O'Hare
                                  --------------------------------------------
                                  Name:  Dean R. O'Hare
                                  Title: Chairman and Chief Executive Officer

                                       No. of shares of Common Stock
                                           of the Company beneficially
                                           owned as of February 1, 1999:(1)

/s/   Robert H. Kullas                             143,930
---------------------------------
Name: Robert H. Kullas


  /s/ Stephen J. Sills                             485,824
---------------------------------
Name: Stephen J. Sills

  /s/ Robert V. Deutsch                            374,275
---------------------------------
Name: Robert V. Deutsch

  /s/ Gary G. Benanav                               15,687
---------------------------------
Name: Gary G. Benanav

  /s/ Barbara G. Cohen                               3,017
---------------------------------
Name: Barbara G. Cohen

  /s/ John G. Crosby                                16,748
---------------------------------
Name: John G. Crosby

 /s/ Patrick A. Gerschel                           736,147
---------------------------------
Name: Patrick A. Gerschel

/s/ Peter Goldberg                                   8,740
---------------------------------
Name: Peter Goldberg

/s/ Michael D. Rice                                 11,984
---------------------------------
Name: Michael D. Rice

/s/ Joseph D. Sargent                               42,543
---------------------------------
Name: Joseph D. Sargent

/s/ Irving B. Yoskowitz                              2,366
---------------------------------
Name: Irving B. Yoskowitz

_______________
(1) Please include shares of Common Stock subject to option.